Exhibit 99.3

Albemarle Acquisition of Rockwood July 15, 2014 A Compelling Combination to Accelerate Albemarle’s Growth

Forward Looking Statements Some of the information presented in this document and discussions that follow, including, without limitation, statements with respect to the transaction and the anticipated consequences and benefits of the transaction, the targeted close date for the transaction, product development, changes in productivity, market trends, price, expected growth and earnings, cash flow generation, costs and cost synergies, portfolio diversification, economic trends, outlook and all other information relating to matters that are not historical facts may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially include, without limitation: the receipt and timing of necessary regulatory approvals; the ability to finance the transaction; the ability to successfully operate and integrate Rockwood’s operations and realize estimated synergies; changes in economic and business conditions; changes in financial and operating performance of our major customers and industries and markets served by us; the timing of orders received from customers; the gain or loss of significant customers; competition from other manufacturers; changes in the demand for our products; limitations or prohibitions on the manufacture and sale of our products; availability of raw materials; changes in the cost of raw materials and energy; changes in our markets in general; changes in laws and government regulation impacting our operations or our products; the occurrence of claims or litigation; the occurrence of natural disasters; political unrest affecting the global economy; political instability affecting our manufacturing operations or joint ventures; changes in accounting standards; changes in the jurisdictional mix of our earnings and changes in tax laws and rates; volatility and substantial uncertainties in the debt and equity markets; technology or intellectual property infringement; decisions we may make in the future; and the other factors detailed from time to time in the reports we file with the SEC, including those described under "Risk Factors" in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Information with respect to Rockwood, including non-GAAP information is taken or derived from Rockwood's public filings and management estimates and we take no responsibility for the accuracy or completeness of such information. It should be noted that this presentation contains certain financial measures, including Net Sales, and Segment Income, that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented here to provide additional useful measurements to review our operations, provide transparency to investors and enable period-to-period comparability of financial performance. A description of non-GAAP financial measures that we use to evaluate our operations and financial performance, and reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found in the Investors section of our website at www.albemarle.com, under “Non-GAAP Reconciliations” under “Financials.” 2

Speakers on Today’s Call 3 Robert Zatta Scott Tozier Chief Executive Officer and Chief Financial Officer, Rockwood Holdings Senior Vice President and Chief Financial Officer, Albemarle Corporation Luke Kissam President and Chief Executive Officer, Albemarle Corporation

Luke Kissam President and Chief Executive Officer Albemarle Corporation

A Compelling Transaction 5 Creates industry leader across four attractive growth markets Lithium Catalysts Bromine Surface Treatment Accelerates growth and further enhances margins Diversifies portfolio across end markets and geographies Provides substantial synergy opportunity Generates significant free cash flow to reduce leverage rapidly Delivers predictable earnings growth to drive value creation

Transaction Overview 6 Key Terms $6.2 billion equity value $50.65 in cash and 0.4803 of a share of Albemarle stock per Rockwood share ~60% cash / ~40% stock $85.53 per Rockwood share, a 13% premium to closing price on July 14 ~70% Albemarle shareholders and ~30% Rockwood shareholders Financial Impact Accretive to cash EPS in year one and adjusted EPS in year two Substantially accretive to EPS thereafter Approximately $100 million cost synergies $500 million+ annual free cash flow Governance Luke Kissam to lead combined company as president and CEO Jim Nokes to continue as Non-Executive Chairman 11 member Board: 8 Albemarle directors and 3 Rockwood directors Financing Committed financing in place Expect to maintain investment grade rating Closing Conditions Closing expected in Q1 of 2015 Subject to shareholder and regulatory approvals

#2 $770 $174 23% Surface Treatment 7 Global Ranking 2013A Revenue EBITDA (1) % Margin (1) Key Competitors Leadership Across Four Highly Attractive Growth Segments Lithium #1 $479 $182 38% Growth 2.0x – 3.0x GDP Refinery & Polyolefin Catalysts (2) #1/2 1.0x – 2.0x GDP Bromine (2) #1/2 1.0x – 1.5x GDP 1.0x – 2.0x GDP Characteristics Mineral extraction and processing businesses Low cost position on global cost curve Vertically integrated High demand growth Technology driven Critical customer service Ability to differentiate offering Strong free cash flow $1,002 $267 27% $1,392 $361 26% Source: Company information. Note: USD in MM. (1) EBITDA & EBITDA margin calculated before corporate overhead expenses (2) Excludes the impact of rare earth and the recently announced proposed divesture of Albemarle’s antioxidant, ibuprofen and propofol businesses and assets

8 Source: Company filings. Not adjusted for divestiture of Antioxidants , Ibuprofen, and propofol businesses announced in April 2014. Excludes discontinued operations. Increased Diversity Across End Markets and Geographies Geography End Markets Albemarle (1) Rockwood (2) Combined (1) Aerospace/Utilities Agriculture/Food Safety Automobile Chemicals/Plastics Construction Electronics Pharma/Life Sciences Metal Treatment Other Refining/Oilfield

Attractive Growth Opportunities Across Businesses Lithium – Efficient Energy Storage Consumer electronics Automotive Stationary batteries Bromine – Leveraging New Applications Digital technology Offshore deep water drilling Mercury control emission reduction Catalysts – Energy Demand & Improving Environmental Standards Fuel consumption in developing economies Clean air/clean fuel mandates Increasingly complex crude slates Surface Treatment – Differentiated Customer Service and Innovation Automotive and components Aerospace industries General industry 9

Robert Zatta Chief Executive Officer & Chief Financial Officer Rockwood Holdings

Rockwood Today: Pure Play On Lithium & Surface Treatment 11 Strategic Transformation Rockwood Early 2013 Exited Non-Core Businesses Continued Investments in Core Businesses 2014 CeramTec Clay-based Additives Pigments (Pending) Talison Lithium (Acquired 49%) Today, Rockwood is focused on two high quality businesses: Lithium and Surface Treatment Both are high margin, high growth and #1 or #2 in their industries Increased Ownership in China & India JVs Rockwood has strategically transformed into a pure play lithium / surface treatment business

Albemarle and Rockwood are an Excellent Fit Similar Business Profile Focused portfolio of high quality businesses Strong #1 / #2 positions in high growth markets High margin businesses Synergistic Manufacturing Processes Advanced extraction and processing technologies in both Lithium and Bromine Market-leading technologies and record of innovation Complementary Cultures Shared values and focus on innovation High standards for performance and execution Attractive Opportunity Opportunity to participate in significant upside of combined company 12

Scott Tozier Senior Vice President and Chief Financial Officer Albemarle Corporation

Significant Financial Benefits 14 Improved Revenue Growth Consistent, predictable growth significantly above GDP Earnings Accretive Accretive to cash EPS in year one and adjusted EPS in year two Substantially accretive thereafter Strong Free Cash Flow Focus on rapid deleveraging in near term Expect to maintain current annualized dividend of $1.10 per share Industry-leading Margins Pro-forma EBITDA margins of 25%+

Rockwood Pro-Forma Adjustments 15 2014E Pro-Forma EBITDA Pro-Forma Cash & Net Debt Reported Net Debt: ($166MM) Adjusted Net Debt: ($653MM) Source: Company filings and Wall Street Estimates. Note: USD in MM. EBITDA of Lithium and Surface Treatment Businesses (excludes businesses to be sold to Huntsman) EBITDA from 49% share in Talison JV Pro-Forma for a full year Closed on May 28th, 2014 Closing Expected by September 2014 Run-rate synergies on a Pro-forma basis EV / EBITDA with Synergies: 11.3x

Cost synergies of ~$100 million to be fully realized in 2016 Eliminate redundant costs Transition back office services to low cost shared service centers Improve sourcing costs based on increased scale Leverage expertise to drive production synergies in extracting Bromine and Lithium High throughput experimentation capabilities in surface treatment and refinery and polyolefin catalysts businesses 16 Meaningful, Highly Executable Synergies

Financing Plan 17 $6.2B purchase price Financing commitments from BofA Merrill Lynch: $2.2B available cash $1.5B debt financing $2.5B Albemarle common stock (34.7 million new shares) Rockwood $1.25B notes due 2020 to be guaranteed by Albemarle 3.5x pro-forma Net Debt-to-2014E EBITDA including synergies Expect to maintain investment grade rating

18 Strong Free Cash Flow $500M+ annual free cash flow Focus on rapidly reducing leverage CAPEX in the range of 4-6% of revenue Remain committed to previously announced working capital reduction of $100M by 2015 Expects to maintain current annualized dividend of $1.10 per share Free Cash Flow FCF Yield (1) 2015PF and Next 3-5 years FCF yield calculated using pro-forma market capitalization post Rockwood acquisition (1)

Creates a premier specialty chemicals company with leading positions in attractive end markets around the world Accelerated growth potential across four, high-margin businesses – lithium, catalysts, bromine and surface treatment Differentiated, performance-based, technologies driving innovative solutions Capacity in place to serve future growth to drive improved profitability Outstanding cash generation capacity supports rapid deleveraging, ongoing dividend and investments to drive future growth 19 Albemarle: A Compelling Investment Opportunity

Appendix

Rockwood Overview

- #1 integrated global producer
- Lowest cost and most diversified resources
- Break-out potential

Key Financials [1]	2012A	2013A
Net Sales [2]	$1,324	$1,378
Adjusted EBITDA [2]	$321	$323
% Margin	*24.2%*	*23.5%*

- #2 Globally
- Excellent cash generation
- Solid market position

Lithium (35% of 2013 Net Sales)



	2012A	2013A
Net Sales	$474	$479
Adjusted EBITDA	$182	$182
% Margin	*38.4%*	*38.0%*

- Secure access to significant and diverse long term lithium reserves
  - Second largest brine producer globally with operations in U.S. and Chile
  - Largest spodumene mine, with acquisition of 49% in Talison
- One of the lowest cost producers due to high quality brine (Chile)
- Integrated business model from resource to downstream specialty products
- Longest history in the business with experienced management
- Key customers: Bayer, Sygenta, DSM, Samsung and Umicore
- Key industries served: pharma, agriculture, batteries, plastics etc.

Surface Treatment (56% of 2013 Net Sales)



	2012A	2013A
Net Sales	$723	$770
Adjusted EBITDA	$155	$174
% Margin	*21.4%*	*22.6%*

- Sole dedicated surface treatment business with significant global presence
- Portfolio approach for balanced and diversified customer base across size, industries and technologies
- Leading reputation for top customer service, technology knowhow and product innovation
- Low capex requirements; robust free cash flows
- Key customers: Airbus, ArcelorMittal, Ford, Daimler, Volkswagen and Renault Nissan
- Key industries served: automotive, industrials, aerospace

Source: Company information.
Note: USD in MM.
(1) Pro-Forma for all announced divestitures
(2) Includes Corporate and Other net sales of $126MM and $128MM, respectively for 2012 & 2013 and Adjusted EBITDA of ($16)MM and ($33)MM respectively for 2012 & 2013 respectively
(3) Please refer to company website for non-GAAP financial measure reconciliations.

ALBEMARLE®
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Albemarle Overview 22 Source: Company information. Note: USD in MM. (1) Includes corporate overhead and excludes proposed divesture of antioxidant, ibuprofen and propofol businesses and assets and special and non-operating pension and OPEB items (2) Excludes the impact of rare earth and the recently announced proposed divesture of antioxidant, ibuprofen and propofol businesses and assets Catalyst Solutions (40% of 2013 Net Sales) Performance Chemicals (60% of 2013 Net Sales) Positioned to capitalize on mega-trends in rising fuel consumption, more stringent air quality mandates and growing consumerism Deep customer understanding Heavy investment in R&D Unparalleled network of partnerships and alliances Broad depth and experienced management team Key customers: Exxon Mobile, Shell, Dow, LG, Samsung Key industries served: oil refineries, automotive, plastics etc. Secure access to significant and diverse long term bromine reserves Recent capacity additions providing flexibility and beginning to pay dividends Broad product portfolio for widest range of electrical and electronic applications across all markets Strong growth driven by global energy demand, increased deep water drilling, mercury control and food safety standards, growing data traffic and more complex automotive electronics Key industries served: drilling and oil service, agriculture, pharmaceutical, water treatment, chemical processing, semiconductor makers #1 Bromine Producer Excellent cash generation #1 in Refinery Catalysts #2 in Polyolefin Catalysts Excellent cash generation Key Financials (1) 2012 A 2013 A Net Sales $2,51 9 $2,394 Adjusted EBITDA $68 4 $55 7 % Margin 27.2% 23.3% 2012A 2013A Net Sales (2) $1,067 $1,002 Adjusted EBITDA (2) $309 $267 % Margin 29.0% 26.6% 2012A 2013A Net Sales (2) $1,451 $1,392 Adjusted EBITDA (2) $437 $361 % Margin 30 .1% 25.9%

Additional Information Important Information for Stockholders and Investors Nothing in this document or the discussions that follow shall constitute a solicitation to buy or subscribe for or an offer to sell any securities of Albemarle or Rockwood or a solicitation of any vote or approval. In connection with the proposed transaction, Albemarle and Rockwood will file a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (“SEC”), and Albemarle will file a Registration Statement on Form S-4 with the SEC. STOCKHOLDERS OF EACH COMPANY AND OTHER INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders and investors will be able to obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Albemarle and Rockwood, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the registration statement and joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Albemarle Corporation, 451 Florida Street, Baton Rouge, Louisiana 70801, USA, Attention: Investor Relations, Telephone: +1 (225) 388-7322, or to Rockwood Holdings, Inc., 100 Overlook Center, Princeton, New Jersey 08540, USA, Attn: Investor Relations, Telephone +1 (609) 524-1101. Participants in Solicitation Albemarle, Rockwood, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Albemarle’s directors and executive officers is available in its proxy statement filed with the SEC by Albemarle on March 28, 2014, and information regarding Rockwood’s directors and executive officers is available in its proxy statement filed with the SEC by Rockwood on March 28, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above. 23